For Gevity:                                        For TeamStaff:

Anne-Marie Megela                                  T. Kent Smith

Senior Director, Investor Relations                President and CEO

1.800.2GEVITY (1.800.243.8489), x4672              732-748-1700

annemarie.megela@gevityhr.com                      ksmith@teamstaff.com
-----------------------------                      --------------------

               GEVITY ACQUIRES TEAMSTAFF HR OUTSOURCING PORTFOLIO

o GEVITY ADDS MORE THAN 1,500 NEW CLIENTS WITH APPROXIMATELY 16,000 WORKSITE EMPLOYEES

o   CLIENTS BENEFIT FROM SEAMLESS TRANSITION, EXPANDED SERVICES, AND TECHNOLOGY

o   TEAMSTAFF TO FOCUS ON GROWING CORE HEALTHCARE STAFFING BUSINESS

o   ACQUISITION IMMEDIATELY ACCRETIVE TO GEVITY

BRADENTON, FL, NOVEMBER 17, 2003 - GEVITY (NASDAQ: GVHR), the nations leading provider of outsourced human capital management solutions and TEAMSTAFF, INC, (NASDAQ: TSTF), a premier business outsourcing provider and the second largest U.S. based allied healthcare staffing service, today jointly announced that Gevity has acquired TeamStaff's Human Resource Outsourcing client portfolio and other assets for $9.5 million in cash. The purchase price includes an escrow of $2.5 million which is contingent on achieving a certain level of client retention of the former TeamStaff clients.

Gevity Chairman and CEO Erik Vonk and TeamStaff CEO T. Kent Smith each believe that this transaction positively impacts all stakeholders. Gevity can take advantage of its infrastructure capacity, while TeamStaff will be able to focus on its core businesses. Clients and their employees will experience a seamless transition, and will benefit from the full depth of Gevity's services and web-enabled technology. In addition, a number of TeamStaff associates have joined the Gevity team with recognition of their prior service.

Mr. Vonk added, "The transaction is fully supported by the member companies of the American International Group, Inc. (AIG) as well as the health and benefits partners of both companies, including Aetna and Blue Cross and Blue Shield of Florida. We are completely prepared to assimilate this new portfolio into the Gevity family. Today each of our new clients is being personally welcomed and will instantly be able to capitalize on the benefits of our new relationship. Due to the strong similarity of the client profile to Gevity's current base, AIG will provide immediate coverage for all TeamStaff worksite employees. The transaction will not affect the terms of Gevity's current workers' compensation program. To provide optimal convenience, existing health, welfare and benefits plans will remain in place for TeamStaff clients, without interruption, change in terms, or policy modifications."

SIGNIFICANT OPPORTUNITY FOR GEVITY
The acquired TeamStaff portfolio is comprised of more than 1,500 clients with approximately 16,000 worksite employees with concentrations in New Jersey, Massachusetts, Texas, Georgia and Florida.

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gevity
  people 1st                 press release

For Gevity:                                        For TeamStaff:

Anne-Marie Megela                                  T. Kent Smith

Senior Director, Investor Relations                President and CEO

1.800.2GEVITY (1.800.243.8489), x4672              732-748-1700

annemarie.megela@gevityhr.com                      ksmith@teamstaff.com
-----------------------------                      --------------------

Mr. Vonk commented, "This is a particularly exciting moment in Gevity's progress. We are recognizing the first signs of organic growth in our portfolio, which is now augmented by an acquisition that is immediately accretive to our bottom line. Consistent with our strategy, the two forces combined accelerate top line growth and further improve our profitability."

NEW STRATEGIC DIRECTION FOR TEAMSTAFF
Mr. Smith commented, "We are pleased that TeamStaff's PEO clients will continue to be well served following this transaction by the industry leader in the sector. We are especially pleased that Gevity has determined to retain TeamStaff's sales force as well as those TeamStaff personnel who provided day-to-day service to our former clients and their employees. From the TeamStaff perspective, the sale of our PEO operation paves the way for us to pursue a strategy that I believe offers our company the greatest opportunity for growth and profitability going forward. At the core of this strategy is the further expansion and development of our Medical Staffing division, TeamStaff Rx."

Mr. Smith continued, "The staffing market for allied healthcare is highly fragmented and estimated to be over $1.5 billion. Healthcare technicians and related support personnel are expected to be among the fastest growing segments in the labor market. TeamStaff Rx is currently the number two allied health care staffing company in the country. TeamStaff Rx is prepared to expand its leadership in this market. As a result of this sale, TeamStaff can now aggressively grow TeamStaff Rx by adding measurably to its sales force as well as expanding its new Vendor Integration Program (VIP) service offering. TeamStaff Rx unveiled its new VIP offering at the ASTRO Tradeshow in Salt Lake City this past October, assuming a leadership position in the Allied Health segment, as well as the Medical Staffing industry as a whole, for providing vendor management solutions."

"The sale not only provides additional capital for internal growth," noted Smith, "but allows TeamStaff Rx to begin to look at acquisitions to broaden client penetration. In addition to the immediate cash from the sale, nearly an additional $4.5 million in cash and $3.5 million in debt capacity should be freed up over the next few years as our workers' compensation program winds down." Mr. Smith commented, "We plan to redeploy these assets to grow our business and enhance shareholder value."


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gevity
  people 1st                 press release

For Gevity:                                        For TeamStaff:

Anne-Marie Megela                                  T. Kent Smith

Senior Director, Investor Relations                President and CEO

1.800.2GEVITY (1.800.243.8489), x4672              732-748-1700

annemarie.megela@gevityhr.com                      ksmith@teamstaff.com
-----------------------------                      --------------------

ABOUT GEVITY
As the nation's leading provider of outsourced human capital management solutions, Gevity helps businesses find, develop and manage their people, retain their best employees, manage the paperwork, and protect their businesses. These services are provided through specific offerings, such as recruiting assistance, training, benefits administration, payroll processing and related paperwork management, and regulatory compliance.

Gevity's business solutions are delivered through professional consultation and leading-edge technology, embodied in Gevity Central, an online HR and payroll community designed for business owners, managers, and employees.

ABOUT TEAMSTAFF
Headquartered in Somerset, New Jersey, TeamStaff serves clients and their employees throughout the United States as a full-service provider of payroll services and medical staffing solutions.

TeamStaff's TeamStaff Rx unit provides allied health professionals and nurses to physicians' offices and medical facilities throughout the United States on a temporary or permanent basis and offers programs and services designed to assist medical facilities in managing their temporary medical staffing costs. DSi Payroll Services, TeamStaff's payroll processing division, provides customized payroll management and tax filing services to select industries, such as construction and general contracting.

A copy of this press release can be found at www.gevityhr.com and www.teamstaff.com.

In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Gevity HR, Inc. and TeamStaff, Inc ("the "Companies" or "Company") are hereby providing cautionary statements identifying important factors that could cause the Companies' actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Reform Act) made by or on behalf of the Companies herein, in other filings made by the Companies with the Securities and Exchange Commission, in press releases or other writings, including in electronic form on the Companies' respective internet web site(s), or orally, whether in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to, expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "will result," "are expected to," "anticipated," "plans," "intends," "will continue," "estimated," and "projection") are not historical facts and may be forward-looking and, accordingly, such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance of either Company to be materially different from any future results or performance expressed or implied by such forward-looking statements. These factors are described in further detail in each of the Company's Annual Report on Form 10-K and in other filings by each Company with the Securities and Exchange Commission. Each Company cautions that these factors could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements made by or on behalf of either Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Companies undertake no obligation to update any forward-looking statement or statements to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for the management of either Company to predict all of such



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gevity
  people 1st                 press release

For Gevity:                                        For TeamStaff:

Anne-Marie Megela                                  T. Kent Smith

Senior Director, Investor Relations                President and CEO

1.800.2GEVITY (1.800.243.8489), x4672              732-748-1700

annemarie.megela@gevityhr.com                      ksmith@teamstaff.com
-----------------------------                      --------------------



factors. Further, management cannot assess the impact of each such factor on the business of either Company or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

                                      # # #


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